October 16, 2006


                                   TOUCHSTONE
                                   INVESTMENTS

                      Touchstone Ohio Insured Tax-Free Fund
                      Touchstone Tax-Free Money Market Fund
                   Touchstone Ohio Tax-Free Money Market Fund
                  Touchstone Florida Tax-Free Money Market Fund

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2005

        NOTICE TO SHAREHOLDERS OF THE FLORIDA TAX-FREE MONEY MARKET FUND

The Florida Tax-Free Money Market Fund (the "Fund") invests at least 80% of its assets in Florida municipal obligations that are exempt from federal income tax, including the alternative minimum tax, and the Florida intangible personal property tax. Effective January 1, 2007, the State of Florida will eliminate the intangible personal property tax. Shareholders should be aware that this state specific tax advantage of investing in the Fund will be eliminated as of January 1, 2007 as a result of the elimination of the Florida intangible personal property tax. Shareholders of the Fund should consult their tax advisors to determine the tax consequences resulting from the elimination of the intangible personal property tax.









              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.